Statement of Additional Information
(SAI) Supplement

American Century Capital Portfolios, Inc. (SAI dated April 10, 2017)
American Century Capital Portfolios, Inc. (SAI dated July 31, 2017)
American Century California Tax-Free and Municipal Funds (SAI dated April 10, 2017)
American Century Growth Funds, Inc. (SAI dated April 10, 2017)
American Century International Bond Funds (SAI dated July 28, 2017)
American Century Investment Trust (SAI dated October 2, 2017)
American Century Municipal Trust (SAI dated October 1, 2017)
American Century Quantitative Equity Funds, Inc. (SAIs dated April 10, 2017)
American Century Target Maturities Trust (SAI dated February 1, 2017)
American Century World Mutual Funds, Inc. (SAI dated April 10, 2017)

Supplement dated October 2, 2017

The following replaces the Distribution to the Public section of the Disclosure of Portfolio Holdings section in each SAI:
Distribution to the Public
Month-end full portfolio holdings for each fund will be made available for distribution 15 days after the end of each calendar quarter for each of the preceding three months. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at approximately the same time the filings are made. The distribution of holdings after the above time periods is not limited.
On a monthly basis, top 10 holdings (on an absolute basis and relative to the appropriate benchmark) for each fund (except Market Neutral Value Fund, which is limited to the top five pairs by type, as described below) will be made available for distribution 7 days after the end of each month, and will be posted on americancentury.com at approximately the same time.
Portfolio characteristics that are derived from portfolio holdings will be made available for distribution 7 days after the end of each month. Certain characteristics, as determined by the advisor, will be posted on americancentury.com monthly at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings in annual and semiannual shareholder reports and on Form N-Q. These funds will make long and short holdings as of the end of a calendar quarter available for distribution 15 days after the end of each calendar quarter. These funds may also make limited disclosures as noted in the Single Event Requests section below. The distribution of holdings after the above time periods is not limited.
Examples of securities (both long and short) currently or previously held in a portfolio may be included in presentations or other marketing documents as soon as available. The inclusion of such examples is at the relevant portfolio’s team discretion.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

The last two paragraphs of the Ongoing Arrangements section, under Accelerated Disclosure in the Disclosure of Portfolio Holdings section in each SAI, are replaced with the following:
Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:
(1) Full holdings (both long and short) quarterly as soon as reasonably available;
(2) Full holdings (long only) monthly as soon as reasonably available;
(3) Top 10 holdings (top 5 pairs for each type for Market Neutral Value Fund) monthly as soon as reasonably available; and
(4) Portfolio attributes (such as sector or country weights), characteristics and performance attribution monthly as soon as reasonably available.
The types, frequency and timing of disclosure to such parties vary.

The Single Event Requests section, under Accelerated Disclosure in the Disclosure of Portfolio Holdings section in each SAI, is replaced with the following:
Single Event Requests
In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP. In these circumstances, top 15 long and short holdings may be disclosed 7 days after the end of each month. Such disclosure may be presented in paired trades, such as by showing a long holding in one sector or security and a corresponding short holding in another sector or security together to show a long/short strategy. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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